UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2023

Cascadia Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40762	86-2105250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 2nd Avenue, Suite 1200
Seattle, Washington 98104
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (206) 436-2550

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one Redeemable Warrant	CCAIU	The Nasdaq Stock Market LLC
Shares of Class A common stock	CCAI	The Nasdaq Stock Market LLC
Redeemable Warrants	CCAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Furnished as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the investor presentation that Cascadia Acquisition Corp. (“Cascadia”) and RealWear, Inc. (“RealWear”) have prepared for use in connection with the Business Combination (as defined below).

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

Business Combination Agreement

On February 6, 2023, Cascadia and RealWear issued a joint press release announcing their entry into a Business Combination Agreement (the “Business Combination Agreement”), dated as of February 5, 2023, by and among Cascadia, CAC MergerSub, Inc. (“Merger Sub”) and RealWear. Pursuant to the Business Combination Agreement, Merger Sub will merge with and into RealWear, with RealWear surviving as a wholly-owned subsidiary of Cascadia (the “Merger”). The Merger and the other transactions contemplated by the Business Combination Agreement are referred to hereinafter as the “Business Combination.”

In accordance with the terms and subject to the conditions of the Business Combination Agreement, (i) immediately prior to the closing of the Merger (the “Closing”), the outstanding shares of each class of RealWear’s preferred stock will be converted into shares of common stock of RealWear; and (ii) at the Closing, (A) outstanding shares of common stock of RealWear will, subject to certain exceptions, be automatically converted into the right to receive shares of common stock of Cascadia (“Cascadia Shares”), (B) each of RealWear’s outstanding options will be converted into an option to purchase Cascadia Shares having substantially similar terms and conditions as such outstanding RealWear option and (C) each of RealWear’s outstanding warrants will be converted into a warrant to acquire Cascadia Shares having substantially similar terms and conditions as such outstanding RealWear warrant, in each case on the terms and subject to the conditions set forth in the Business Combination Agreement. In addition, RealWear shareholders will be entitled to receive up to an aggregate of 4,170,000 additional Cascadia Shares (the “Earn Out Shares”), contingent upon the achievement of certain stock price targets of Cascadia Shares during the five year period following the Closing (the “Earn Out Period”). The Earn Out Shares will be placed in escrow at Closing and any Earn Out Shares remaining in escrow following the expiration of the Earn Out Period will be distributed to Cascadia and promptly cancelled.

A copy of the joint press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

There can be no assurance that the Business Combination can occur as planned or at all. Cascadia will file a Current Report on Form 8-K with a detailed description of the Business Combination Agreement, together with a copy of the Business Combination Agreement within four business days of entry into the Business Combination Agreement with the Securities and Exchange Commission (the “SEC”).

Excise Tax Liability

On January 30, 2023, Cascadia filed a definitive proxy statement (the “Proxy Statement”) for the solicitation of proxies in connection with a special meeting of Cascadia’s stockholders to be held on February 15, 2023 to consider and vote on, among other proposals, the extension (the “Extension”) of the time period Cascadia has to complete an initial business combination to August 31, 2023. As disclosed in the Proxy Statement, Cascadia may be liable to pay a 1% federal excise tax imposed under the Inflation Reduction Act of 2022 (the “Excise Tax”) in connection with redemptions by Cascadia of its shares of Class A Common Stock in connection with the Extension, the Business Combination or otherwise. To mitigate the current uncertainty surrounding the Excise Tax, Cascadia has included a statement in the press release regarding the Business Combination to notify all concerned parties that funds in trust, including any interest thereon, will not be used, now or in the future, to pay for any Excise Tax.

Important Information and Where to Find It

In addition to a Current Report on Form 8-K to be filed within four (4) business days of entry into the Business Combination Agreement, a full description of the terms of the Business Combination will be provided in a registration statement on Form S-4 to be filed by Cascadia with the SEC that will include a prospectus with respect to Cascadia’s securities to be issued in connection with the Business Combination and a proxy statement with respect to the stockholder meeting of Cascadia to vote on the Business Combination. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Cascadia and RealWear urge their investors, stockholders, shareholders and other interested persons to read, when available, the proxy statement/prospectus as well as other documents filed with the SEC in connection with the Business Combination because these documents will contain important information about Cascadia, RealWear and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to stockholders of Cascadia as of a record date to be established for voting on the proposed Business Combination. Once available, stockholders of Cascadia will also be able to obtain a copy of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Cascadia Acquisition Corp., 1000 2nd Ave., Suite 1200, Seattle, Washington 98104, Attn: Secretary. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Cascadia and RealWear and their respective directors, executive officers, other members of management, and employees may, under SEC rules, be considered participants in the solicitation of proxies of Cascadia’s stockholders with respect to the potential Business Combination described in this Current Report on Form 8-K. Information about the persons who may, under SEC rules, be deemed to be participants in the solicitation of Cascadia’s stockholders in connection with the potential Business Combination will be set forth in Cascadia’s registration statement on Form S-4 containing the preliminary proxy statement/prospectus when it is filed with the SEC. Such stockholders will be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, once available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Cascadia Acquisition Corp., 1000 2nd Ave., Suite 1200, Seattle, Washington 98104, Attn: Secretary.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential Business Combination and does not constitute an offer to sell or a solicitation of an offer to buy the securities of Cascadia or RealWear, nor will there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities will be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Cascadia and RealWear, the likelihood and ability or timing of the parties to successfully consummate the Business Combination, any anticipated future results and benefits of Cascadia and RealWear following the Business Combination, including future opportunities for Cascadia and RealWear, and other statements that are not historical facts. These statements are based on the current expectations of Cascadia’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Cascadia and RealWear. These statements are subject to a number of risks and uncertainties regarding Cascadia’s and RealWear’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement, including the ability to obtain a specified level of financing within the timeframe set forth in the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the stockholders of Cascadia or shareholders of RealWear for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Cascadia and RealWear; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of RealWear to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by Cascadia’s stockholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; costs related to the Business Combination; the acceptance of micro-display-based personal or near-eye displays in the market of mobile displays; the advancement in technology by other companies, including micro-displays, mobile computing electronics and operating systems; the issuance of patents from RealWear’s currently pending or future patent applications; the sufficiency in scope and strength of RealWear’s existing or future patents; the access of RealWear to third-party platforms or technologies on terms acceptable to it; and those factors discussed in Cascadia’s most recent Annual Report on Form 10-K and other filings with the SEC. There may be additional risks that Cascadia presently does not know or that Cascadia currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Cascadia’s expectations, plans or forecasts of future events and views as of the date of this communication. Cascadia anticipates that subsequent events and developments will cause Cascadia’s assessments to change. However, while Cascadia may elect to update these forward-looking statements at some point in the future, Cascadia specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Cascadia’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Investor Presentation

99.2	Press Release, dated February 6, 2023

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2023	CASCADIA ACQUISITION CORP.

	By:	/s/ Jamie Boyd
	Name:	Jamie Boyd
	Title:	Chief Executive Officer